Income (expense) from investments	12 Months Ended
Dec. 31, 2022
Income (expense) from investments
Income (expense) from investments

32 Income (expense) from investments

Share of profit (loss) of equity-accounted investments

More information is provided in note 16 – Investments.

Share of profit or loss of equity accounted investments by industry segment is disclosed in note 35 – Segment information and information by geographical area.

Other gain (loss) from investments

(€ million)	2023	2022	2021
Dividends	255	351	230
Net gain (loss) on disposals	430	483	1
Other net income (expense)	423	2,789	(8)
	1,108	3,623	223

Dividend income primarily related to Nigeria LNG Ltd for €179 million (€247 million in 2022 and €144 million in 2021) and to Saudi European Petrochemical Co 'IBN ZAHR' for €55 million (€77 million in 2022 and €54 million in 2021).

Gains on disposals for 2023 referred for €420 million to the capital gain realized from the sale to Snam of the 49.9% stake of SeaCorridor Srl including positive exchange differences of €7 million.

Other net income for 2022 referred for €414 million to the capital gain from the fair value measurement of the residual 50.1% stake of SeaCorridor Srl.

Gains on disposals for 2022 referred for €448 million to the capital gains realized following the listing, through an IPO on the Oslo Stock Exchange, of the investee Vår Energi ASA and subsequent sales made on the market.

Other net income for 2022 referred for €2,542 million to the capital gain from the fair value measurement of the business combination between Eni and bp with the establishment of the joint venture Azule Energy Holdings Ltd and includes realized exchange differences on translation of €764 million.